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                                                                      Exhibit 23



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-83073) of Paradyne Networks, Inc. of our report dated June 1, 2000 relating to the financial statements of Control Resources (a carve-out entity of P-Com, Inc.), which appears in the Current Report on Form 8-K/A of Paradyne Networks, Inc.






/s/ Pricewaterhouse Coopers LLP
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Tampa, Florida
June 26, 2000